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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): June 16, 2006

                     Lehman ABS Corporation, on behalf of:

           CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-26 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-31858              13-3447441
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(State or Other Jurisdiction         (Commission File       (I.R.S. Employer
     of Incorporation)                   Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. OTHER EVENTS

Attached as Exhibit 99.1 please find a press release issued on June 16, 2006.


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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 16, 2006


                                         Lehman ABS Corporation


                                         By: /s/ Charles M. Weaver
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                                         Name:   Charles M. Weaver
                                         Title:  Senior Vice President


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                                 EXHIBIT INDEX


Exhibit Number           Description
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         99.1            Press Release dated June 16, 2006


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